SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT



     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

                       Date of Report:  March 21, 2003
                      (Date of Earliest Event Reported)



                        J NET ENTERPRISES, INC.
      (Exact Name of Registrant as Specified in its Charter)


                                     1-9728
                                   ----------
                            (Commission File Number)


            Nevada                            88-0169922
          ----------                          ----------
 (State of Incorporation)      (I.R.S. Employer Identification Number)


                          4020 Lake Creek Drive, #100
                             Wilson, Wyoming 83014
                         ------------------------------
         (Address, including zip code, of Principal Executive Offices)


                                 (307) 739-8603
                              -------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 21, 2003, J Net Enterprises, Inc. ("J Net" or the "Company") completed the sale of its property located in Wellington, Florida, resulting in net cash proceeds of $4.3 million.

(C)  EXHIBITS

     None

                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J NET ENTERPRISES, INC.

                                         By: /s/ Mark W. Hobbs
                                             _________________
                                             Name: Mark W. Hobbs
                                             Title:   President
Dated:  March 24, 2003